Supplement Dated July 19, 2019
To The Statement of Additional Information
Dated April 29, 2019

JNL® Variable Fund LLC

Please note that the changes impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

On page 42, in the section entitled, “Managers and Officers of the JNL Variable Fund,” under “Ownership of Managers of Shares of the Funds of the JNL Variable Fund,” please delete the table and corresponding endnotes in the entirety and replace with the following:

Manager	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Manager in the Family of Investment Companies
Eric O. Anyah[3]	None	$50,001 - $100,000
Michael Bouchard[3]	None	$50,001 - $100,000
Ellen Carnahan[3]	None	Over $100,000
William J. Crowley, Jr.[3]	None	Over $100,000
Michelle Engler[1]	None	Over $100,000
John Gillespie[3]	None	Over $100,000
Mark D. Nerud[2]	None	Over $100,000
William R. Rybak[1]	None	Over $100,000
Mark S. Wehrle[3]	None	Over $100,000
Edward Wood[3]	None	Over $100,000
Patricia A. Woodworth[3]	None	Over $100,000
[1]	Mr. Rybak and Ms. Engler own a Jackson National Life Insurance Company variable annuity under which each of their investments is allocated to the investment divisions that invest in the Fund Complex.
[2]
 Mr. Nerud is the beneficial owner of interests in certain other Funds in the Fund Complex through his participation in a qualified retirement plan maintained by Jackson for its officers and employees, which invests in certain other Funds in the Fund Complex.

[3]
These Managers hold investments through the deferred compensation plan in “clone” retail funds run by sub-advisers on the JNL platform, which may include retail clones in each of the sleeves of the JNL Multi-Manager Funds. The investments are not in the Funds themselves.

This Supplement is dated July 19, 2019.